VAN KAMPEN FOCUS PORTFOLIOS

                             UNIT INVESTMENT TRUSTS

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, during the initial offering period of the Portfolio, unitholders of unaffiliated unit investment trusts may utilize redemption or termination proceeds received from such unaffiliated unit investment trust to purchase Units of the Portfolio at the Public Offering Price per Unit less 1%.

Supplement Dated:  December 10, 2001